UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2023

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

1735 Market Street
Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or required to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 Par Value	CRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Vice President and Group President of the PEP business segment

On November 28, 2023, David Graf resigned from his position as Vice President and Group President of the PEP business segment of Carpenter Technology Corporation (the “Company”), effective December 1, 2023.

Appointment of Senior Vice President and Chief Operating Officer

On November 28, 2023, the Company appointed Brian Malloy, the Company’s Senior Vice President and Group President of the SAO business segment, to serve as the Company’s Senior Vice President and Chief Operating Officer, effective December 4, 2023. Mr. Malloy, 57, has served as the Company’s Senior Vice President and Group President of the SAO business segment since April 2022. Mr. Malloy joined the Company in 2015 and previously served as Senior Vice President and Group President of the PEP business, as well as Senior Vice President and Chief Commercial Officer. His full biographical information and business experience are described in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on August 11, 2023.

Mr. Malloy’s employment arrangements and compensation are described in the proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 2023. At this time, there are no changes expected to his employment arrangements or compensation in connection with the change to his position.

There are no plans, contracts or arrangements entered into in connection with Mr. Malloy’s appointment as the Company’s Senior Vice President and Chief Operating Officer. There are no family relationships between Mr. Malloy and any director or executive officer of the Company, and Mr. Malloy has no indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On November 28, 2023, the Company issued a press release announcing Mr. Malloy’s appointment and Mr. Graf’s departure. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Carpenter Technology Corporation Press Release dated November 28, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By	/s/ Timothy Lain
Timothy Lain
Senior Vice President and Chief Financial Officer

Date: December 1, 2023